UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 12, 2003

TICKETS.COM, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-27893	06-1424841
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

555 Anton Boulevard, 11th Floor, Costa Mesa, CA		92626
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including Area Code: (714) 327-5400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. FINANCIAL STATEMENTS AND EXHIBITS
Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES
EXHIBIT 99.1

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not Applicable

(b)	Not Applicable

(c)	Exhibits

99.1	Press Release dated November 12, 2003

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          On November 12, 2003, Tickets.com, Inc. issued a press release announcing its intention to restate its consolidated financial statements for the year ended December 31, 2001, as well as its quarterly financial statements for 2002. A copy of the press release is furnished as Exhibit 99.1 to this report.

          The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

                 Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2003	TICKETS.COM, INC

	By:	/s/ Christian O. Henry

Christian O. Henry
Chief Financial Officer

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EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated November 12, 2003

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